

# RespireRx Pharmaceuticals Inc

OTCQB: RSPI

James S. Manuso, Ph.D., President & CEO

BIO CEO & INVESTOR CONFERENCE
FEBRUARY 8, 2016, NEW YORK, NY

Medicines for Respiratory Diseases

# Forward Looking Statements

RespireRx Pharmaceuticals Inc

The matters discussed in this presentation that are not historical facts are "forward-looking statements." Forward-looking statements include, but are not limited to, statements containing the words "believes," "anticipates," "intends," "expects," "projects" and words of similar import. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based on the information available to management at this time and which speak only as of the date of this presentation. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company or its industry to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty.

While the Company believes the information contained herein is reliable, the Company makes no representations or warranties regarding the accuracy or completeness of this information. In addition, any investment in the Company is subject to numerous risks. Investors must be able to afford the loss of their entire investment. Any such representations and warranties and further discussion of risk factors would be made solely in formal agreements executed by the Company with its investors.

# Breath

RespirePx Pharmaceuticals Inc

"Breath is the universal factor of life. We are born the first time we inspire, and we die the last time we expire. Breath is life itself. In Sanskrit the same word means both breath and life."

......Abbot George Burke

- Two drug platforms
- Three Phase 2 or Phase 2-ready programs
- Three pre-clinical programs
- Blockbuster markets
- IP protection with the ability to add additional IP
- Multiple opportunities for strategic collaborations
- Non-dilutive financing from NHLBI and NIDA
- Experienced management team

# Company Focus

RespireRx Pharmaceuticals Inc

- **Sleep Apneas**
  - Dronabinol for Obstructive Sleep Apnea (**OSA**)
  - Ampakines for Central Sleep Apnea (**CSA**)
- **Drug-induced Respiratory Depression (RD) - Ampakines**
  - Semi-acute use – post-surgical pain management with opioids
  - Acute use – surgical anesthesia/sedation
  - Chronic use – outpatient pain management with opioids
- **Positive Phase 2A efficacy results in RD, OSA and CSA**
- **Commercial and IP protection for compounds and uses**
- **More than $5 million in NIH grants supporting two programs**

# Respiratory Diseases Product Pipeline

RespireRx
Pharmaceuticals Inc

| Compound | Indication | Pre-clinical | Phase 1 | Phase 2 |
|---|---|---|---|---|
| Dronabinol | Obstructive Sleep Apnea | | | |
| CX1739 | Central Sleep Apnea<br>Opioid-induced RD<br>Spinal Damage/Pompe | | | |
| CX717 | Combination Formulation with Opioids for Reduced RD | | | |
| CX1942 | Drug-induced Respiratory Depression (injectable) | | | |

# Sleep Apnea

RespireRx Pharmaceuticals Inc

- **Sleep Apnea**
  - Repetitive episodes of airflow cessation (apnea) or reduction (hypopnea) for more than 10 seconds during sleep
  - Three types: Obstructive, Central & Mixed

- **The Sleep Apnea Market is Large**
  - 18 million U.S. adults suffer from moderate or severe sleep apneas
  - Market potential for sleep apneas is $3 - 9 Billion/Year

- **Current Treatments**
  - CPAP device
  - Surgery; dental devices

- **Clear Market Need**
  - Poor compliance with CPAP
  - No drug treatment available



# Obstructive Sleep Apnea (OSA)

RespireRx Pharmaceuticals Inc

- **Obstructive Sleep Apnea (OSA):** a decrease or complete halt in airflow during sleep
  - Induced by relaxation of muscles during sleep
  - Soft tissue in back of throat collapses and obstructs upper airway
- **Significant morbidity due to stroke, hypertension, heart failure, diabetes, and other cardiovascular diseases**

Normal Breathing



Snoring



OSA



# CPAP Efficacy is Severly Limited by Patient Compliance

RespireRx Pharmaceuticals Inc

- Works as an air splint to keep upper airway open during sleep
- 30% of diagnosed patients never initiate CPAP treatment when prescribed a machine
- Over 50% of patients stop using CPAP in the first year
- Many CPAP users wear the device for less than 4 hours per night, limiting efficacy



# Dronabinol: a Breakthrough Treatment for OSA

RespireRx Pharmaceuticals Inc

- **Mechanism of Action**
  - Dronabinol is (delta 9)THC, a cannabinoid agonist
- **Background**
  - Schedule III drug available by prescription, with a low risk of addiction
  - Approved for the treatment of anorexia in AIDS patients and nausea and vomiting in cancer patients undergoing chemotherapy
  - Phase 2A data demonstrated clear signal of activity in OSA
  - Phase 2B study in OSA in progress
- **Intellectual Property**
  - License to issued method-of-use patent in the US for the use of dronabinol for treating OSA (expires 2025)
  - Pending patents on modified release formulations
- **Funding**
  - $5MM NIH-funded grant for Phase 2B study in OSA

# Completed Phase 2A Trial of Dronabinol in OSA

RespireRx Pharmaceuticals Inc

- **Randomized, double-blind, placebo-controlled dose escalation study in 22 patients with OSA**
- **Placebo (N=5) or dronabinol (N=17) for 21 days**
  - 2.5, 5 and 10 mg/night studied with weekly dose escalation
- **Overnight polysomnogram (PSG) at baseline, and after 7, 14 and 21 days of treatment**
- **FDA-accepted Efficacy tests:**
  - Apnea-Hypopnea Time (AHT)
  - Apnea-Hypopnea Index (AHI)
  - Stanford Sleepiness Scale (SSS)

# Dronabinol Proven to Reduce Apnea in OSA Subjects

RespireRx Pharmaceuticals Inc


Reduction in Sleep Apnea
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
P=0.17
Placebo
Dronabinol
P<0.01

# Apnea Suppression as a Function of Dose and Time

RespireRx Pharmaceuticals Inc


0
-2
-4
-6
-8
-10
-12
-14
-16
-18
-20
ΔAHI versus Baseline
2.5 mg
5 mg
10 mg
1st Half
2nd Half
n= 17
n= 13
n= 8

The plasma half-life of dronabinol is 2 – 4 hours.

# Ongoing Dronabinol Phase 2B Clinical Trial in OSA

RespireRx Pharmaceuticals Inc

- Sponsored and led by U of Illinois
- 4 major centers, fully funded by NIH
- Potentially pivotal for an NDA submission
- 120 subjects (40/group, 6 wks dosing)
- Doses: Placebo, 2.5 mg, 10 mg qd
- Data expected Q3/2016
- Plan to meet with FDA after study completion to determine registration path forward

# Protecting Dronabinol in the Market

RespireRx Pharmaceuticals Inc

- License to issued Method-of-Use patent for dronabinol in OSA
  - Expires in 2025

- Schedule III drug: off-label use monitored by US government, discouraging generic manufacturers from selling off-label

- Off-label use of generics and medical marijuana are not covered by insurers

- Market pricing and manufacturing protection

# The Dronabinol Opportunity

RespireRx Pharmaceuticals Inc

| Impact on Patient | Commercial Opportunity |
| --- | --- |
| First medicine available for OSA | Changes the nature of OSA treatment |
| Ease of Use/Better Patient Compliance | Broadly expands prescriber base from sleep specialists to include primary care physicians and cardiologists |
| Low cost | Recurring lifetime sales versus one time sale or ongoing rental of a device |
| Safe and effective | Market will expand into the currently undiagnosed/untreated population |
| Potential for better cardiovascular outcomes | Potential for reducing systemic healthcare costs by reduced cardiac re-hospitalizations |

# Central Sleep Apnea

- **Caused by a lack of drive from the brain to breathe during sleep**

- **Manifestations of CSA**

  - 70% of chronic narcotic users
  - Up to 40% of heart failure patients
  - 5% of sleep apnea patients are idiopathic

- **No medicine or device is approved for the indication**

# The Severity of CSA is Correlated with Increased Mortality in HF Patients

RespireRx Pharmaceuticals Inc

Reducing Central Sleep Apnea May Reduce Mortality in Heart Failure Patients



Survival %
100
90
80
70
60
50
40
30
20
10
0
AHI less than 5 per hour
AHI equal or greater than 5 per hour
Hazard ratio=2.14
P=0.02
0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170
Months

**Figure 1** CSA is a Predictor of Mortality in Systolic HF

Survival of heart failure (HF) patients with or without central sleep apnea (CSA) after accounting for all other confounders. AHI = apnea-hypopnea index.

Javaheri et al, J. Amer. Coll. Cardiology 49:20, 2007

# AMPAKINES – A NOVEL CLASS OF DRUGS

RespirеRx Pharmaceuticals Inc

## AMPA Receptors Mediate Synaptic Transmission in the Brain

- Glutamate is the major excitatory neurotransmitter in the CNS
- Fast excitatory transmission is mediated by AMPA-type glutamate receptors
- Ampakines are positive, allosteric modulators of the AMPA-type glutamate receptor
- Prolong and strengthen synaptic transmission



AMPAKINE
AMPA
NMDA
Excitation
Presynaptic
Postsynaptic
Glutamate

+ AMPAKINE



100 pA
50 ms

# AMPAKINES – Novel Treatment for Respiratory Depression

RespireRx Pharmaceuticals Inc


Nasal cavity
Tongue
Brainstem
Carotid artery
Oesophagus
Spinal cord
Trachea
Rib
Intercostal muscles
Lung
Diaphragm

Initial research conducted by Dr. J. Greer, U. Alberta
Ren et al, Anesthesiology. 110:1364-1370, 2009


XII
XII
scNA
scNA
PreBötzinger Complex
XII motor output
PreBötzinger Complex

- Neurons in this brainstem region control inspiratory breathing rhythm
- PreBotC neurons use AMPA receptors for signaling
- Opioids and other depressants mediate their inhibitory effects on breathing at this site
- Ampakines normalize breathing by enhancing firing of PreBotC respiratory rhythm neurons

# CX1739: A Third Generation, Oral Ampakine in Phase 2

RespireRx Pharmaceuticals Inc

- **Targeted Indications**
  - Central Sleep Apnea (CSA)
  - Reversal and prevention of opioid-induced Respiratory Depression (RD)
  - Combination formulation with an opioid for treatment of chronic pain

- **Stage of Development**
  - Successfully completed four Phase 1 studies
  - Efficacy signals observed in CSA
  - Pre-IND cardio-tox and Neuro-tox research was negative
  - IND for Phase 2 trial in opioid-induced RD submitted to FDA

- **Intellectual Property Protection (owned and licensed)**
  - Issued Composition-of-Matter Patent (expires 2028), filed worldwide
  - Method-of-use patent (expires 2030)

# CX1739: Completed Phase 2A in Sleep Apnea

RespireRx Pharmaceuticals Inc

| | |
|---|---|
| **Design** | Randomized, double-blind, placebo-controlled study |
| **Population** | 20 adults with all types of moderate to severe sleep apnea (16 given CX1739; 4 given Placebo) |
| **Dosing** | Each subject received either placebo or a single dose of 900mg CX1739 one hour before lights out |
| **Primary Measures** | Apnea-Hypopnea measures; Oxygen saturation; Sleep quality, measured by PSG<br>(Apnea: no airflow for >10s; Hypopnea: reduced airflow for >10s) |



Study Design
Screening
Baseline
CX1739 – 900 mg
Placebo
PSG 1
PSG 2
PSG 3

PSG – Polysomnography, or sleep lab study



Sensor at nose to measure air flow
Sensors on face and scalp measure eye movement and brain activity
Elastic belt sensors around chest and belly measure amount of effort to breath
Sensor on finger measures amount of oxygen in blood

# Patient Selection: CX1739 Was More Effective in Treating Mixed and Central Sleep Apneas

RespireRx Pharmaceuticals Inc



Obstructive Apneas
Mixed Apneas
Central Apnea
Apnea Index (Events/hr)
35
30
25
20
15
10
5
0
6
5
4
3
2
1
12
10
8
Baseline 1
Baseline 2
CX1739

# Drug-induced Respiratory Depression

RespireRx Pharmaceuticals Inc

***RD is the most frequent lethal side effect of opioid use***

- **Acute and Semi-Acute Use of opioids**
  - ~25M patients/year at risk for RD (hospitalized, peri- and post-surgical opioid patients)
- **Chronic Opioid Use**
  - Use of Ampakines in combination with other drugs to prevent RD
- **Unmet Need: Medicine to counter or reduce RD without interfering with analgesia or anesthesia**
- **Large multi-$ billion/year market potential**

# Ampakines Prevent Opioid-induced Respiratory Depression in Humans

RespireRx Pharmaceuticals Inc

- Two clinical studies in normal, healthy volunteers with CX717, a second-generation Ampakine
- Moderate Respiratory Depression was induced experimentally by infusion of the opioid, Alfentanil
- Respiratory and analgesia end-points were measured

**Oral CX717 prevented and reversed the Respiratory Depression without impacting the pain-relieving properties of the opioid**

# CX717 Prevents Opioid-induced Respiratory Depression in Humans

RespireRx Pharmaceuticals Inc


16
12
8
4
0
Breaths/min
NS
**
Baseline
+Alfentanil
+Naloxone
Placebo
CX717
** P < 0.01
NS - Not Significant

Data are expressed as the basal respiratory rate. N= 15 and 16 per group. CX717 dose is 1500mg.

- Alfentanil reduced breathing rate & produced Respiratory Depression
- CX717 maintains respiratory rate in the presence of Alfentanil

# CX717 Maintains the Analgesic Properties of Opioids Without Affecting Rescue Therapy

RespireRx Pharmaceuticals Inc



Delivery of a electrical stimulation to finger


Analgesia
Analgesia
Pain Sensitivity
2.0
1.5
1.0
0.5
0.0
NS
Placebo
CX717
Baseline
+Alfentanil
+Naloxone

- Alfentanil reduced the pain sensitivity (produced analgesia)
- Analgesia was unaffected by CX717

Data are expressed as the pain sensitivity, normalized to the Baseline measurement. N = 15 and 16 per group. CX717 dose is 1500mg.

# Respiratory Diseases Product Pipeline

RespireRx Pharmaceuticals Inc

| Compound | Indication | Pre-clinical | Phase 1 | Phase 2 |
|---|---|---|---|---|
| Dronabinol | Obstructive Sleep Apnea | | | |
| CX1739 | Central Sleep Apnea | | | |
| | Opioid-induced RD | | | |
| | Spinal Damage/Pompe | | | |
| CX717 | Combination Formulation with Opioids for Reduced RD | | | |
| CX1942 | Drug-induced Respiratory Depression (injectable) | | | |

# Key Objectives for 2016 (Pending Financing)

RespireRx Pharmaceuticals Inc

| Compound | Indication | Status | Estimated Start Date | Estimated Completion |
|---|---|---|---|---|
| Dronabinol | Obstructive Sleep Apnea | Phase 2B | Underway | 3Q2016 |
| CX1739 | Opioid-induced RD | Phase 2A | 1Q2016 | 2Q2016 |
| | Central Sleep Apnea | Phase 2A | 3Q2016 | 2Q2017 |
| CX1739 / CX717 | Spinal Cord Injury, Pompe Disease, other | Phase 2A | 3Q2016 | 1Q2017 |
| CX717 | Combination formulation with opioid | Pre-clinical studies | 1Q2016 | 4Q2016 |
| CX1942 | Injectable for RD | Pre-clinical studies | 3Q2016 | 4Q2017 |

# NIH-Supported Programs in Drug Abuse

RespireRx Pharmaceuticals Inc

**Non-Core Programs in Drug Abuse and Addiction**

- Cocaine and Amphetamines
- Research and development program with NIDA
- NIDA contracts with specialist labs and pays for animal studies
- Company provides compounds and retains all rights

# Capital Structure (in thousands of shares) & Market Metrics

RespireRx Pharmaceuticals Inc

| | Total As of September 30, 2015 |
|---|---|
| Common Stock | 477,221 |
| Common Stock Equivalents of all Convertibles (Preferred Stock and Convertible Notes) | 95,934 |
| Common Stock Equivalents of all Options and Warrants | 380,247 |
| Total | 953,402 |

| | February 1, 2016 |
|---|---|
| Closing price per share of Common Stock | $0.017 |
| Fully diluted market capitalization ($ rounded) | $16,208,000.00 |

# Management and Directors

RespireRx Pharmaceuticals Inc

| | |
|---|---|
| James Manuso | President, CEO & Vice Chairman |
| Arnold Lippa | CSO & Chairman |
| Jeff Margolis | VP, Secretary/Treasurer, Director |
| Robert Weingarten | CFO, Director |
| Richard Purcell | Senior VP, R& D |
| Katie MacFarlane | Director<br>CCO Agile Therapeutics |
| James Sapirstein | Director<br>CEO ContraVir Pharmaceuticals |
| John Greer | Chairman, Scientific Advisory Board<br>Prof & Dir. Neuroscience Ctr., U. Alberta |

- Two drug platforms
- Three Phase 2 or Phase 2-ready programs
- One pre-clinical program
- Blockbuster markets
- IP protection with the ability to add additional IP
- Multiple opportunities for strategic collaborations
- Non-dilutive financing from NHLBI and NIDA
- Experienced management team



# RespireRx Pharmaceuticals Inc

OTCQB: RSPI

James S. Manuso, Ph.D., President & CEO

BIO CEO & INVESTOR CONFERENCE
FEBRUARY 8, 2016, NEW YORK, NY

Medicines for Respiratory Diseases